UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  July 20, 2006
                                                  ------------------------------

                                 Tix Corporation

             (Exact name of registrant as specified in its charter)

           Delaware                       0-24592                 95-4417467
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 (State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

     12001 Ventura Place, Suite 340, Studio City, California            91604
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             (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code: (818) 761-1002
                                                    ----------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.02 Termination of a Material Definitive Agreement.

      On July 20, 2006, Tix Corporation (the "Company") terminated its $10 million Standby Equity Distribution Agreement (the "Agreement"), dated as of November 4, 2004 with Cornell Capital Partners, LP ("Cornell"). The Company never sold any shares of its common stock pursuant to the Agreement and has no continuing financial obligations of any kind to Cornell. There were no early termination penalties incurred by the Company. The Company decided to terminate the Agreement in light of the Company's recent private placement, as reported on its Current Report on Form 8-K dated July 11, 2006.

Item 8.01 Other Events

      On July 26, 2006, the Company issued a press release announcing the termination of the Standby Equity Distribution Agreement with Cornell Capital Partners, LP. The full text of the press release is set forth in Exhibit 99.1 attached hereto and is incorporated in this Report as if fully set forth herein.

Item 9.01 Financial Statements and Exhibits

(d)   Exhibits

      The following exhibit is filed with this report:

Exhibit
Number                              Description
---------  ---------------------------------------------------------------------
99.1       Press Release dated July 26, 2006
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    July 26, 2006                  TIX CORPORATION


                                        By: /s/ Mitchell J. Francis
                                           ------------------------------------
                                           Name:  Mitchell J. Francis
                                           Title: Chief Executive Officer